UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT
                  Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)  March 18, 2005
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                       NOVO NETWORKS, INC.
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      (Exact Name of Registrant as Specified in Its Charter)





           Delaware                0-28579          75-2233445
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       (State or Other           (Commission      (IRS Employer
Jurisdiction of Incorporation)   File Number)  Identification No.)



 6440 North Central Expressway, Suite 620,          75206
               Dallas, Texas
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 (Address of Principal Executive Offices)         (Zip Code)



Registrant's Telephone Number, Including Area Code  (214) 777-4100
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  (Former Name or Former Address, if Changed Since Last Report)


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Item 4.01  Changes in Registrant's Certifying Accountant

On March 18, 2005, Grant Thornton LLP ("Grant Thornton") notified the Audit Committee and Board of Directors of Novo Networks, Inc. (the "Registrant") that it declined to stand for re-appointment as the Registrant's independent registered public accounting firm following the completion of the strategic transaction with Berliner Communications, Inc. As a result of the withdrawal the Audit Committee immediately commenced a search for a new independent registered public accounting firm to replace Grant Thornton, and it is currently interviewing candidates.

Grant Thornton performed audits of the Registrant's consolidated financial statements for the fiscal years ended June 30, 2004, and 2003. Grant Thornton's reports did not contain an adverse opinion or disclaimer of opinion, but were modified to include an explanatory paragraph related to uncertainties about the Registrant's ability to continue as a going concern.

During the fiscal years ended June 30, 2004, and 2003, and through March 18, 2005, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreements in connection with the reports for such year, and there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided Grant Thornton with a copy of this Form 8-K prior to filing it with the Securities and Exchange Commission
(the "SEC") and requested that Grant Thornton furnish a letter to the SEC stating whether or not it agrees with the statements contained herein. Attached as Exhibit 16.1 is a copy of Grant Thornton's letter to the SEC, dated March 24, 2005.



Item 9.01  Financial Statements and Exhibits

(c) Exhibits

16.1 Letter of Grant Thornton LLP, dated March 24, 2005, to the Securities and Exchange Commission.


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                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NOVO NETWORKS, INC.


Date:  March 24, 2005         By:  /s/ Richard Berliner
                                 ---------------------------------
                              Name:     Richard Berliner
                              Title:    Chief Executive Officer

















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                         Exhibit Index

Exhibit No.    Description
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   16.1        Letter of Grant Thornton LLP, dated March 24, 2005, to the
               Securities and Exchange Commission.